1997 SEMIANNUAL REPORT


IDS
Precious
Metals
Fund

(icon of) cart of precious gems

The goal of IDS Precious Metals Fund, Inc. is long-term growth of capital. The Fund invests primarily in securities of companies engaged in exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States


             AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

(icon of) cart of precious gems

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. Those stocks, which form the bedrock of IDS Precious Metals Fund, usually move in tandem with the prices of the metals.

Contents

From the chairman                            3
From the portfolio manager                   3
The Fund's ten largest holdings              5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   25
Board members and officers                  27
IDS mutual funds                            28

      To our shareholders


      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that in late October, when declines in certain Asian markets spawned a sharp drop in the U.S. stock market.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.



      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      A decline in the price of gold put stocks of gold mining and exploration companies under selling pressure for much of the past six months. That situation was reflected in the performance of IDS Precious Metals Fund, whose Class A shares produced a loss of 10.7% in the first half of its fiscal year -- April through September 1997.

      The period began with the gold market in turmoil resulting from what proved to be a false gold-discovery claim by Bre-X, a Canadian mining company that had been exploring a site in Indonesia. Although no other company was involved in the claim, gold stocks in general suffered by implication.

      Central banks sell
      gold reserves

      Compounding the situation was the fact that a number of central banks were selling portions of their gold reserves, a trend that continued throughout the six months. Australia, for example, sold about two-thirds of its gold reserves in May alone. The selling pressure pushed down the price of gold and, consequently, the prices of gold stocks. Also contributing to the difficult environment were tame inflation rates in virtually all major economies. Although gold has, in recent years, lost much of its appeal as a store of value in times of rising inflation, the price of gold still reacts positively to an inflation spike.

      Despite the negatives, there were periodic upturns for gold stocks and, thus, the Fund during the period. In fact, three of the six months yielded moderately positive results. The driving force on the upside, as it has been for quite some time, was the simple fact that demand for gold, principally in the form of jewelry, continued to exceed the supply. This was particularly true in Asian countries.

      Increased focus on
      major companies

      Changes to the portfolio were relatively modestduring the period. The most notable was a reduction in the number of gold-exploration companies, as I concentrated more on the larger, well-established companies with gold reserves. In addition to being better able to operate in a challenging environment, their stocks are more easily tradable. Beyond that, I increased the level of cash reserves moderately last spring to cushion the Fund in the event of ongoing gold-market erosion. Lastly, I added some stocks of diamond producers to provide greater diversification.

      As for the rest of the
      fiscal year, I expect more of what we've seen in the first six months -- a volatile gold market lacking a sustained stimulus for higher prices. Therefore, at this writing (mid-October), I am staying with a somewhat conservative portfolio structure that includes higher-than-normal cash reserves.



      Richard H. Warden
      (picture of) Richard H. Warden
      Richard H. Warden
      Portfolio manager

To our shareholders

Class A
 6-month performance

(All figures per share)

Net asset value (NAV)

Sept. 30, 1997         $    9.34
March 31, 1997         $   10.47
Decrease               $    1.13

Distributions
April 1, 1997 - Sept. 30, 1997

From income            $    --
From capital gains     $    --
Total distributionsb   $    --

Total return*             -10.7%**

Class B
 6-month performance

(All figures per share)

Net asset value (NAV)
Sept. 30, 1997         $    9.16
March 31, 1997         $   10.30
Decrease               $    1.14

Distributions
April 1, 1997 - Sept. 30, 1997

From income            $    --
From capital gains     $    --
Total distributions    $    --

Total return*          -11.1%**

Class Y
 6-month performance

(All figures per share)

Net asset value (NAV)
Sept. 30, 1997         $    9.40
March 31, 1997         $   10.52
Decrease               $    1.12

Distributions
April 1, 1997 - Sept. 30, 1997

From income            $    --
From capital gains     $    --
Total distributions    $    --

Total return*          -10.7%**


*The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

 The Fund's ten largest holdings


                                       Percent                        Value
                        (of Fund's net assets)       (as of Sept. 30, 1997)

Getchell Gold                            7.51%                   $7,175,000

Stillwater Mining                        5.58                     5,338,778

Meridian Gold                            5.19                     4,957,481

Freeport -McMoRan Copper & Gold          4.52                     4,321,875

Francisco Gold                           4.13                     3,948,949

Placer Dome                              4.00                     3,825,000

TVX Gold                                 3.26                     3,111,996

Kinross Gold                             2.88                     2,750,136

Sons of Gwalia                           2.68                     2,566,950

Dayton Mining                            2.57                     2,457,029



(icon of) pie chart

The ten holdings listed here make up 42.32% of the Fund's net assets



      Financial statements

      Statement of assets and liabilities
      IDS Precious Metals Fund, Inc.
      Sept. 30, 1997

                                  Assets

                                                                                                   (Unaudited)
 Investment in securities, at value (Note 1):
      Investments in securities of unaffiliated issuers (identified cost $95,106,699)            $  99,642,294
      Investments in securities of affiliated issuer (identified cost $1,887,643)                      361,860
 Dividends and accrued interest receivable                                                              13,878
 Receivable for investment securities sold                                                           8,388,804
 Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                   30,584
                                                                                                        ------
 Total assets                                                                                      108,437,420
                                                                                                   -----------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   4,999,394
 Payable for investment securities purchased                                                         7,764,548
 Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                      762
 Accrued investment management services fee                                                              1,842
 Accrued distribution fee                                                                                  182
 Accrued service fee                                                                                       403
 Accrued transfer agency fee                                                                               659
 Accrued administrative services fee                                                                       138
 Other accrued expenses                                                                                 79,704
                                                                                                        ------
 Total liabilities                                                                                  12,847,632
                                                                                                    ----------
 Net assets applicable to capital stock                                                           $ 95,589,788
                                                                                                  ============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                          $    102,542
 Additional paid-in capital                                                                         98,643,863
 Net operating loss                                                                                    (12,330)
 Accumulated net realized gain (loss)                                                               (6,154,099)
 Unrealized appreciation (depreciation) on investments                                               3,009,812
                                                                                                     ---------
 Total-- representing net assets applicable to outstanding capital stock                          $ 95,589,788
                                                                                                  ============
 Net assets applicable to outstanding shares:             Class A                                 $ 86,219,716
                                                          Class B                                 $  9,368,859
                                                          Class Y                                 $      1,213
 Net asset value per share of outstanding capital stock:  Class A shares       9,230,733          $       9.34
                                                          Class B shares       1,023,324          $       9.16
                                                          Class Y shares             129          $       9.40

See accompanying notes to financial statements.


      Statement of operations
      IDS Precious Metals Fund, Inc.
      Six months ended Sept. 30, 1997


                                  Investment income

                                                                                                   (Unaudited)
 Income:
 Dividends                                                                                        $    314,415
 Interest                                                                                              367,283
      Less: Foreign taxes withheld                                                                     (23,312)
                                                                                                       -------
 Total income                                                                                          658,386
                                                                                                       -------
 Expenses (Note 2):
 Investment management services fee                                                                    322,872
 Distribution fee -- Class B                                                                            31,689
 Transfer agency fee                                                                                   120,908
 Incremental transfer agency fee-- Class B                                                               1,129
 Service fee
      Class A                                                                                           65,684
      Class B                                                                                            7,284
 Administrative services fees and expenses                                                              29,149
 Compensation of board members                                                                           4,605
 Custodian fees                                                                                         41,376
 Postage                                                                                                 5,178
 Registration fees                                                                                      26,795
 Reports to shareholders                                                                                 2,833
 Audit fees                                                                                             10,750
 Other                                                                                                  17,749
                                                                                                        ------
 Total expenses                                                                                        688,001
      Earnings credits on cash balances (Note 2)                                                       (10,514)
                                                                                                       -------
 Total net expenses                                                                                    677,487
                                                                                                       -------
 Investment income (loss) -- net                                                                       (19,101)
                                                                                                       -------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                (7,049,123)
      Foreign currency transactions                                                                     (1,238)
                                                                                                        ------
 Net realized gain (loss) on investments                                                            (7,050,361)
 Net change in unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                                   (1,689,906)
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                              (8,740,267)
                                                                                                    ----------
 Net increase (decrease) in net assets resulting from operations                                   $(8,759,368)
                                                                                                   ===========

See accompanying notes to financial statements.

      Financial statements

      Statements of changes in net assets
      IDS Precious Metals Fund, Inc.

                                  Operations and distributions            Sept. 30, 1997        March 31, 1997

                                                                        Six months ended            Year ended
                                                                              (Unaudited)
 Investment income (loss)-- net                                           $      (19,101)       $     (718,269)
 Net realized gain (loss) on investments                                      (7,050,361)           13,933,568
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      (1,689,906)          (35,518,462)
                                                                              ----------           -----------
 Net increase (decrease) in net assets resulting from operations              (8,759,368)          (22,303,163)
                                                                              ----------           -----------
 Distributions to shareholders from:
      Net realized gain
            Class A                                                                    --           (4,975,911)
            Class B                                                                    --             (416,645)
            Class Y                                                                    --                  (81)
                                                                                                           ---
 Total distributions                                                                   --           (5,392,637)
                                                                                                    ----------

                                  Capital share transactions (Note 5)

 Proceeds from sales
      Class A shares (Note 2)                                                 96,092,874           205,793,924
      Class B shares                                                           4,331,008            14,073,563
 Reinvestment of distributions at net asset value
      Class A shares                                                                  --             4,825,220
      Class B shares                                                                  --               415,636
      Class Y shares                                                                  --                    81
 Payments for redemptions
      Class A shares                                                         (85,510,975)         (203,245,482)
      Class B shares (Note 2)                                                 (2,268,620)           (6,954,011)
                           -                                                  ----------            ----------
 Increase (decrease) in net assets from capital share transactions            12,644,287            14,908,931
                                                                              ----------            ----------
 Total increase (decrease) in net assets                                       3,884,919           (12,786,869)
 Net assets at beginning of period                                            91,704,869           104,491,738
                                                                              ----------           -----------
 Net assets at end of period                                                 $95,589,788           $91,704,869
                                                                             ===========           ===========

See accompanying notes to financial statements.

      Notes to financial statements

      IDS Precious Metals Fund, Inc.
      (Unaudited as to Sept. 30, 1997)

  1

Summary of
significant
accounting policies



      The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Gold Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $20,354 for the six months ended Sept. 30, 1997.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors for distributing Fund shares were $116,229 for Class A and $6,869 for Class B for the six months ended Sept. 30, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended Sept. 30, 1997, the Fund's custodian and transfer agency fees were reduced by $10,514 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $39,785,644 and $38,434,984, respectively, for the six months ended Sept. 30, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $3,300 for the six months ended Sept. 30, 1997.

      Income from securities lending amounted to $6,478 for the six months ended Sept. 30, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


  4

Foreign currency
contracts

      At Sept. 30, 1997, the Fund had entered into foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See Summary of significant accounting policies. The terms of the open contracts are as follows:



 Exchange date             Currency to               Currency to           Unrealized              Unrealized
                          be delivered               be received          appreciation            depreciation

 Oct. 1, 1997                364,953                   505,500             $     887                    $--
                           U.S. Dollar            Canadian Dollar

 Oct. 1, 1997                128,471                   177,676                   116                     --
                           U.S. Dollar            Canadian Dollar

 Oct. 2, 1997               1,868,256                 3,040,568               28,939                     --
                          British Pound             U.S. Dollar

 Oct. 3, 1997                835,200                  1,153,245                   --                    574
                           U.S. Dollar             Canadian Dollar

 Oct. 3, 1997                472,415                   652,500                    --                    188
                           U.S. Dollar            Canadian Dollar

 Oct. 7, 1997                383,558                  1,790,413                  609
                           U.S. Dollar      South African Commercial Rand

 Oct. 7, 1997                192,119                   895,524                    33                     --
                           U.S. Dollar      South African Commercial Rand

                                                                             $30,584                   $762


  5

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                       Six months ended Sept. 30, 1997
                                    Class A        Class B     Class Y

      Sold                       10,420,525        474,995          --

      Redeemed                   (9,160,986)      (253,595)         --

      Net increase (decrease)     1,259,539        221,400          --


                                          Year ended March 31, 1997
                                    Class A        Class B     Class Y

      Sold                       15,209,456      1,037,294          --

      Issued for reinvested         381,893         33,366           6
        distributions

      Redeemed                  (14,971,123)      (516,323)         --

      Net increase (decrease)       620,226        554,337           6


  6

Financial
Highlights

      The  table  below  shows  certain  important  financial   information  for
      evaluating the Fund's results.


                           Fiscal period ended March 31,
                           Per share income and capital changesa

                                                                Class A
                                1997b     1997     1996    1995     1994    1993    1992    1991    1990    1989

Net asset value,              $10.47    $13.75    $7.99   $8.44    $6.00   $5.15   $5.40   $6.98   $6.76   $7.06
beginning of period
                           Income from investment operations:
Net investment income (loss)     .01      (.08)   (.05)     .04      .04     .04     .06     .12     .21     .12

Net gains (losses)             (1.14)    (2.54)   5.82     (.45)    2.44     .84    (.24)  (1.57)    .10    (.30)
(both realized
and unrealized)

Total from investment          (1.13)    (2.62)   5.77     (.41)    2.48     .88    (.18)  (1.45)    .31    (.18)
operations
                           Less distributions:
Dividends from net                --       --     (.01)    (.04)    (.04)   (.03)   (.07)   (.13)   (.09)   (.12)
investment income

Distributions from                --      (.66)     --       --       --      --      --      --      --      --
realized gains

Total distributions               --      (.66)   (.01)    (.04)    (.04)   (.03)   (.07)   (.13)   (.09)   (.12)

Net asset value,               $9.34    $10.47  $13.75    $7.99    $8.44   $6.00   $5.15   $5.40   $6.98   $6.76
end of period
                           Ratios/supplemental data
                                                         Class A
                                1997b     1997    1996     1995     1994    1993    1992    1991    1990    1989


Net assets, end of               $86       $83    $101      $72      $74     $53     $53     $68     $91    $103
period (in millions)

Ratio of expenses to           1.53%f    1.50%   1.65%    1.61%    1.51%   1.79%   1.59%   1.48%   1.46%   1.33%
average daily net assetsd

Ratio of net income (loss)      .04%f    (.58%)  (.64%)    .31%     .46%    .86%    .64%   1.95%   2.75%   1.60%
to average daily net assets

Portfolio turnover rate          50%       76%     50%      37%      49%     19%     21%     54%     76%     49%
(excluding short-term
securities)

Total returnc                 (10.7%)   (19.9%)  72.1%    (4.9%)   41.3%   17.2%   (3.3%) (20.8%)   4.4%   (2.5%)

Average brokerage             $.0215    $.0236     --       --       --      --      --      --      --      --
commission ratee

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bSix months ended Sept. 30, 1997 (Unaudited).

      cTotal return does not reflect payment of a sales charge.

      dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      eEffective  fiscal year 1997,  the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      fAdjusted to an annual basis.





              IDS Precious Metals Fund, Inc.

              Fiscal period ended March 31,
              Per share income and capital changesa

                                              Class B                                  Class Y
                                 1997b     1997     1996     1995c         1997b     1997    1996      1995c

Net asset value,               $10.30    $13.65    $7.99    $7.72        $10.52    $13.76   $7.99     $7.62
beginning of period
                   Income from investment operations:
Net investment income
(loss)                           (.02)     (.14)    (.09)     .01           .01      (.05)   (.04)       --

Net gains (losses)              (1.12)    (2.55)    5.75      .26         (1.13)    (2.53)   5.81       .37
(both realized and unralized)

Total from investment           (1.14)    (2.69)    5.66      .27         (1.12)    (2.58)   5.77       .37
operations
                   Less distributions:
Distributions from                 --      (.66)      --       --            --      (.66)     --        --
realized gains

Net asset value,                $9.16    $10.30   $13.65    $7.99         $9.40    $10.52  $13.76     $7.99
end of period

                    Ratios/supplemental data
                                              Class B                                 Class Y
                                 1997b     1997     1996     1995c         1997b    1997     1996      1995c

Net assets, end of                 $9        $8       $3      $--           $--      $--      $--       $--
period (in millions)

Ratio of expenses to            2.31%f    2.27%    2.31%     .08%f        1.25%f   1.27%    1.39%       --%g
average daily net assetsd

Ratio of net income (loss)      (.79%)f  (1.46%)  (1.18%)    .28%f         .36%f   (.33%)   (.43%)      --%g
to average daily net assets

Portfolio turnover rate           50%       76%      50%      37%           50%      76%      50%       37%
(excluding short-term
securities)

Total returnh                  (11.1%)   (20.5%)   70.8%     3.5%        (10.7%)  (19.8%)   72.3%      4.9%

Average brokerage              $.0215    $.0236       --       --        $.0215   $.0236       --        --
commission ratee

      aFor a share outstanding throughout the period. Rounded to the nearest cent.

      bSix months ended Sept 30, 1997 (Unaudited).

      c Inception date was March 20, 1995.

      dEffective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      eEffective  fiscal year 1997,  the Fund is required to disclose an average
      brokerage   commission  rate  per  share  for  security  trades  on  which commissions  are charged.  The  comparability  of this  information may be affected by the fact that  commission  rates per share vary  significantly among foreign countries.

      fAdjusted to an annual basis.

      gRatio of expenses and net investment income to average daily net assets is not presented for Class Y as only three shares were outstanding during the period.

      hTotal return does not reflect payment of a sales charge.

      Investments in securities


      IDS Precious Metals, Inc.                 (Percentages represent value of
      Sept. 30, 1997 (Unaudited)             investments compared to net assets)


 Investments in securities of unaffiliated issuers

 Common stocks (73.0%)(c)

 Issuer                       Shares        Value(a)


 Australia (6.3%)
 Acacia Resources         1,500,000(b) $  1,840,277
 Plutonic Resources         600,000(b)    1,650,805
 Sons of Gwalia             800,000       2,566,950
 Total                                    6,058,032

 North/South America (66.7%)
 Aber Resources              50,000(b)      660,394
 America Mineral Fields     150,000(b)      705,946
 Argosy Mining            1,500,000(b)      689,779
 Banro Resource             132,000(b)      883,662
 Barrick Gold                30,000         742,500
 Cambiex Exploration        500,000(b)      173,693
 Cambior                    150,000       1,688,077
 Canarc Resources         1,000,000(b)      535,553
 Dayton Mining              700,000(b)    2,457,029
 Dia Met Minerals            40,000(b)      910,440
 Diamondworks               300,000(b)      366,926
 Euro-Nevada Mining         140,000       2,446,897
 Francisco Gold             258,600(b)    3,948,949
 Franco Nevada Mining       100,000       2,388,276
 Freeport-McMoRan Copper
    & Gold                  150,000       4,321,875
 Gencor                     250,000         590,064
 Getchell Gold              175,000(b)    7,175,000
 Goldcorp                   210,000(b)    1,383,029
 Greenstone Resources       100,000(b)    1,027,682
 Intl Pursuit               183,333(b)      218,925
 Java Gold                  500,000(b)      233,519
 Kinross Gold               500,000(b)    2,750,136
 Meridian Gold            1,000,000(b)    4,957,481
 Metallica Resources        300,000(b)      651,348
 Minefinders                171,600(b)      521,599
 Nevsun Resources           501,200(b)    1,976,870
 Newmont Mining              50,000       2,246,875
 Oliver Gold                350,000(b)      189,977
 Placer Dome                200,000       3,825,000
 Rangold Resources           30,000(b)      356,250
 Rio Narcia Gold Mines      400,000(b)    1,157,952
 Romarco Minerals           250,000(b)    1,040,348
 Stillwater Mining          250,000(b)    5,338,778
 Tombstone Explorations   1,050,000(b)    1,177,854
 TVX Gold                   500,000(b)    3,111,996
 Williams Resources         933,333(b)      857,848
 Total                                   63,708,527

 Total common stocks
 (Cost: $62,911,910)                    $69,766,559

 Other (2.5%)(c)
 Issuer                       Shares        Value(a)

 America Mineral Fields
    Warrants                 45,000(d)           $--
 Argosy Mining
    Warrants                250,000(d)            --
 Banro Resource
    Special Warrants         88,000         589,108
    Warrants                 44,000(d)            --
 Campbell Resources
    Warrants                250,000          43,423
 Canarc Resources
    Warrants                230,000(d)            --
 Diamondworks
    Warrants                300,000(d)            --
 Golden Bear Minerals
    Warrants                500,000(d)            --
 Granges
    Warrants                 75,000(d)            --
 Minefinders
    Special Warrants        125,000         379,953
 Nevsun Resources
    Special Warrants        250,000         978,983
 Oliver Gold
    Warrants                225,000(d)            --
 Panorama Resources
    Special Warrants      2,500,000         290,378
 South American Gold & Copper
    Special Warrants        410,000         148,363
 Steppe Gold
    Warrants                150,000(d)            --
 Valerie Gold Resources
    Warrants                  5,500(d)            --

 Total other
 (Cost: $4,489,262)                      $2,430,208


 Bond (1.8%)
 Issuer and                Principal        Value(a)
 coupon rate                  amount

 Dayton Mining
 7.00% Cv 2002           $2,000,000      $1,740,000

 Total bond
 (Cost $2,000,000)                       $1,740,000


 Short-term securities (26.9%)
 Issuer      Annualized          Amount     Value(a)
               yield on      payable at
                date of        maturity
               purchase

 U.S. government agency (3.8%)
 Federal Home Loan Mortgage Corp Disc Nt
    10-10-97     5.43%     $   400,000  $   399,459
    10-14-97     5.42        2,200,000    2,195,710
    10-14-97     5.44          500,000      499,021
 Federal Natl Mtge Assn Disc Nt
    10-14-97     5.49          500,000      499,011
 Total                                    3,593,201

 Commercial paper (20.8%)
 A.I. Credit
    10-01-97     5.53%      $  700,000 $    700,000
 BellSouth Capital Funding
    05-08-97     5.54        8,000,000    7,959,520
 Colgate-Palmolive
    11-07-97     5.56        2,200,000(f) 2,187,496
 Commerzbank U.S. Finance
    10-16-97     5.54        1,300,000    1,297,015
 Gillete
    10-01-97     6.35        1,600,000(f) 1,600,000
 Metlife Funding
    10-23-97     5.52        3,900,000    3,886,892
 Pfizer
    10-27-97     5.54        2,300,000(f) 2,290,831
 Total                                   19,921,754

 Letter of credit (2.3%)
 Student Loan Marketing Assn-
 USA Group Secondary Market Service
    10-29-97     5.53        2,200,000    2,190,572

 Total short-term securities
 (Cost: $25,705,527)                    $25,705,527

 Total investments in securities of unaffiliated issuers
 (Cost: $95,106,699)                    $99,642,294

 Investments in securities of affiliated issuer (e)

 Common stock (0.4%)
 Issuer                       Shares        Value(a)

 First Dynasty Mines        400,000(b) $    361,860

 Total investments in securities of affiliated issuer
 (Cost: $1,887,643)                    $    361,860

 Total investments in securities
 (Cost: $96,994,342)(g)                $100,004,154

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) Negligible market value.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Sept. 30, 1997 are as follows:

Issuer                   Beginning   Purchase  Sales        Ending   Dividend
                              cost       cost   cost          cost     income
First Dynasty Mines     $1,887,643        $--    $--    $1,887,643       $--

(f) Commercial paper sold within terms of a private placement memorandum, exempt under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) At Sept. 30, 1997, the cost of securities for federal income tax purposes was approximately $96,994,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


Unrealized appreciation..........................................$14,149,000
Unrealized depreciation..........................................(11,139,000)
                                                                 -----------
Net unrealized appreciation.....................................$  3,010,000

      Board members and officers

      Independent board members and officers

Chariman of
the board

      William R. Pearce
      Chairman of the board, Board   Services   Corporation    (provides
      administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

      H. Brewster Atwater, Jr.
      Former chairman and chief executive officer, General Mills, Inc.

      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.

      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.

      Anne P. Jones
      Attorney and telecommunications consultant.

      Alan K. Simpson
      Former United States senator for Wyoming.

      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.

      Wheelock Whitney
      Chairman, Whitney Management Company.

      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

      Officer

Vice president,
general counsel
and secretary

      Leslie L. Ogg*
      President, treasurer and corporate secretary of Board Services
      Corporation.

      Board members and officers associated with AEFC

President

      John R. Thomas*
      Senior vice president, AEFC.

      William H. Dudley*
      Senior advisor to the chief executive officer, AEFC.

      David R. Hubers*
      President and chief executive officer, AEFC.

      Officers associated with AEFC

Vice president

      Peter J. Anderson*
      Senior vice  president,  AEFC.

Reasurer

      Melinda S. Urion
      Senior vice president and chief financial officer, AEFC.

*Interested persons as defined by the Investment Company Act of 1940.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors


IDS Precious Metals Fund
IDS Tower 10
Minneapolis, MN 55440-0010